UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2021

WSFS FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Delaware Avenue, Wilmington, Delaware 19801

(Address of Principal Executive Offices, and Zip Code)

(302) 792-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq “Global Select Market”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2022 (the “Closing Date”), WSFS Financial Corporation (“WSFS” or the “Company”), the parent holding company of Wilmington Savings Fund Society, FSB (“WSFS Bank”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of March 9, 2021 (the “Agreement”), by and between WSFS and Bryn Mawr Bank Corporation (“Bryn Mawr”), a Pennsylvania corporation and the parent holding company of The Bryn Mawr Trust Company (“Bryn Mawr Bank”). On the Closing Date, (i) Bryn Mawr merged with and into WSFS (the “Merger”), with WSFS continuing as the surviving corporation in the Merger (the effective time of the Merger, “Effective Time”) and (ii) simultaneously with the Merger, Bryn Mawr Bank merged with and into WSFS Bank, with WSFS Bank continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-255329) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 19, 2021 and amended on May 4, 2021 (as amended, the “Registration Statement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $1.00 per share, of Bryn Mawr, was converted into the right to receive 0.90 of a share of common stock, par value $0.01 per share, of WSFS, with cash paid in lieu of fractional shares.

The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is contained in Annex A to the joint proxy statement/prospectus included in the Registration Statement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement, the board of directors of WSFS (the “Board”) increased the number of directors that comprised the Board to 14 directors, an increase of three, and appointed each of Francis J. Leto, Diego F. Calderin and Lynn B. McKee to fill the new seats on the Board, effective as of the Effective Time, to hold such office until his or her successor is elected and qualified or until his or her resignation or removal. Prior to the Merger, Mr. Leto was President and Chief Executive Officer and a director of Bryn Mawr, and Mr. Calderin and Ms. McKee were directors of Bryn Mawr. Mr. Leto is expected to be named to the Executive and Risk Committee and the Wealth Management Fiduciary Committee, Mr. Calderin is expected to be named to the Delivery Transformation Subcommittee and the Wealth Management Fiduciary Committee and Ms. McKee is expected to be named to the Personnel and Compensation Committee.

Messrs. Leto and Calderin and Ms. McKee will each be entitled to receive compensation as a non-employee member of the Board, as described the section entitled “Compensation of the Board of Directors” in the Company’s 2020 Proxy Statement, filed with the SEC on March 23, 2021, which is incorporated herein by reference.

In connection with the Agreement, Mr. Leto entered into a letter agreement with WSFS (the “Leto Letter Agreement”), effective as of the Closing Date. A description of the arrangements regarding Mr. Leto and the terms of the Leto Letter Agreement is set forth in the section titled “Interests of Bryn Mawr’s Directors and Executive Officers in the Mergers” of the Registration Statement and such description is incorporated herein by reference. The description of the Leto Letter Agreement is not complete and is subject to and qualified in its entirety by reference to the Leto Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Since the beginning of the last fiscal year there have been no related party transactions between WSFS and any of Messrs. Leto and Calderin and Ms. McKee that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 3, 2022, the Company issued a press release announcing the consummation of the Mergers and the appointments of Messrs. Leto and Calderin and Ms. McKee to the Board. A copy of the Company’s press release dated January 3, 2022 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Other Exhibits.

(a) Financial Statements of the Business Acquired.

The audited consolidated balance sheets of Bryn Mawr as of December 31, 2020 and December 31, 2019, the related audited consolidated statements of income, comprehensive income, cash flows and changes in shareholders’ equity for each of the years in the three year period ended December 31, 2020, and the related notes and reports of the independent auditor thereto are included as Exhibit 99.2 to this Form 8-K and incorporated herein by this reference, and the unaudited balance sheet of Bryn Mawr as of September 30, 2021, the related unaudited consolidated statements of income, comprehensive income, cash flows and changes in shareholders’ equity for the periods ended September 30, 2021 and September 30, 2020, and the related notes thereto are included as Exhibit 99.3 to this Form 8-K and incorporated herein by this reference.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Form 8-K is required to be filed.

(d)	Exhibits.

Number	Description

2.1

Agreement and Plan of Merger, dated as of March 9, 2021, by and between WSFS Financial Corporation and Bryn Mawr Bank Corporation (incorporated herein by reference to Annex A to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333- 255329) filed by WSFS Financial Corporation on May 4, 2021)*

10.1	Letter Agreement, dated as of March 8, 2021, by and between WSFS Financial Corporation and Francis J. Leto
23.1	Consent of KPMG LLP, Bryn Mawr Bank Corporation’s independent registered public accounting firm
99.1	Press Release dated January 3, 2022
99.2	Audited Financial Statements of Bryn Mawr Bank Corporation and the related reports of the independent auditor thereto
99.3	Unaudited Financial Statements of Bryn Mawr Bank Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed. Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSFS Financial Corporation

By:	/s/ Dominic C. Canuso
Dominic C. Canuso
Executive Vice President and Chief Financial Officer

Date: January 3, 2022